UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2004

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon		97062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 885-9699

Item 5. Other Events and Regulation FD Disclosure.

On February 10, 2004, Digimarc Corporation (the “Company”) announced via press release the anticipated retirement of the Company’s Chief Financial Officer, E.K. Ranjit.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation dated February 10, 2004 regarding the anticipated retirement of its Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: February 10, 2004	By:	/s/ E.K. Ranjit
E.K. Ranjit, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation dated February 10, 2004 regarding the anticipated retirement of its Chief Financial Officer.